UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 OR 15(d) Of The Securities Exchange Act Of 1934

Date of report (Date of earliest event reported) July 11, 2005

PHOTRONICS, INC.

(Exact name of registrant as specified in its charter)

Connecticut	0-15451	06-0854886
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

15 Secor Road, Brookfield, CT	06804
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including area code (203) 775-9000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On July 11, 2005, Photronics, Inc. and Constantine S. Macricostas entered into a seven year consulting agreement (the “Consulting Agreement”) which provides for compensation in the amount of $250,000 per year, payable in equal monthly payments of $20,833.33 throughout the consulting period, and also provides for certain health insurance benefits, confidentiality and non-compete provisions. The Consulting Agreement is attached as Exhibit 10.1.

Mr. Macricostas will continue to serve as the Company’s Chairman of the Board of Directors.

10.1	Consulting Agreement between Photronics, Inc. and Constantine S. Macricostas dated July 11, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHOTRONICS, INC.
(Registrant)

DATE July 11, 2005	BY	/s/ Edwin L. Lewis
Edwin L. Lewis
Vice President, General Counsel and Secretary

PHOTRONICS, INC.

EXHIBIT INDEX

EXHIBIT NO. 10.1	Consulting Agreement between Photronics, Inc. and Constantine S. Macricostas dated July 11, 2005.